Exhibit 99.1
                                  ------------

         The Mortgage Loans consist of approximately 422 Mortgage Loans, of which approximately 96.98% are secured by first Mortgages and approximately 3.02% are secured by second Mortgages.

         Approximately 88.65% of the Mortgage Loans are adjustable-rate Mortgage Loans and approximately 11.35% of the Mortgage Loans are fixed-rate Mortgage Loans.

         Each adjustable-rate Mortgage Loan accrues interest at a Mortgage Rate that is adjustable. Generally, the adjustable-rate Mortgage Loans provide for semi-annual adjustment to the Mortgage Rate thereon and for corresponding adjustments to the monthly payment amount due thereon, in each case on each adjustment date applicable thereto (each such date, an "Adjustment Date"); provided, that the first adjustment for the adjustable-rate Mortgage Loans will occur after an initial period of two years, in the case of approximately 96.70% of the Adjustable-Rate Mortgage Loans and three years, in the case of approximately 3.00% of the Adjustable-Rate Mortgage Loans (any adjustable-rate Mortgage Loan having such a delayed first adjustment feature, a "Delayed First Adjustment Mortgage Loan"). On each Adjustment Date for each adjustable-rate Mortgage Loan, the Mortgage Rate thereon will be adjusted to equal the sum, rounded to the nearest or next highest multiple of 0.125%, of Six-Month LIBOR (as defined below) and a fixed percentage amount (the "Gross Margin"). The Mortgage Rate on each Adjustable-Rate Mortgage Loan will not decrease on the first related Adjustment Date, will not increase by more than a stated percentage (3.000% per annum, as specified in the related mortgage note) on the first related Adjustment Date (the " Periodic Rate Cap") and will not increase or decrease by more than (1.000% per annum as specified in the related mortgage note) on any Adjustment Date thereafter (the "Subsequent Periodic Rate Cap"). The Adjustable-Rate Mortgage Loans have a weighted average Periodic Rate Cap of approximately 2.994% per annum and a weighted average Subsequent Periodic Rate Cap of approximately 1.000% per annum. Each Mortgage Rate on each adjustable-rate Mortgage Loan will not exceed a specified maximum Mortgage Rate over the life of such Mortgage Loan (the "Maximum Mortgage Rate") or be less than a specified minimum Mortgage Rate over the life of such Mortgage Loan (the "Minimum Mortgage Rate"). Effective with the first monthly payment due on each adjustable-rate Mortgage Loan after each related Adjustment Date, the monthly payment amount will be adjusted to an amount that will amortize fully the outstanding Principal Balance of the related Mortgage Loan over its remaining term, and pay interest at the Mortgage Rate as so adjusted. Due to the application of the Periodic Rate Caps and the Maximum Mortgage Rates, the Mortgage Rate on each such adjustable-rate Mortgage Loan, as adjusted on any related Adjustment Date, may be less than the sum of the Index and the related Gross Margin, rounded as described in this prospectus supplement. None of the adjustable-rate Mortgage Loans permits the related mortgagor to convert the adjustable Mortgage Rate thereon to a fixed Mortgage Rate.

         Approximately 84.18% of the Mortgage Loans provide for payment by the mortgagor of a prepayment charge in limited circumstances on certain prepayments. Generally, each such Mortgage Loan having a prepayment charge provision will provide for payment of a prepayment charge on certain partial prepayments and all prepayments in full made within a stated number of months that is between 0 and 60 months from the date of origination of such Mortgage Loan. The amount of the prepayment charge is provided in the related mortgage note and is generally equal to six months' interest on the amount prepaid in excess of 20% of the original principal balance of the related Mortgage Loan in any twelve-month period.

         Approximately 22.92% of the Mortgage Loans had loan-to-value ratios at origination in excess of 80%. No Mortgage Loan had a loan-to-value ratio at origination in excess of 100% and the weighted average loan-to-value ratio of the Mortgage Loans at origination was approximately 77.41%. There can be no assurance that the loan-to-value ratio of any Mortgage Loan determined at any time after origination is less than or equal to its original loan-to-value ratio.
Additionally, the Originator's determination of the value of a Mortgaged Property used in the calculation of the loan-to-value ratios of the Mortgage Loans may differ from the appraised value of such Mortgaged Property or the actual value of such Mortgaged Property. The loan-to-value ratio of any Mortgage Loan that is a second lien Mortgage Loan is calculated based on the aggregate principal balance of such second lien Mortgage Loan and any senior lien mortgage loan.

         Except with respect to 0.43% of the Mortgage Loans, all of the Mortgage Loans have a scheduled monthly payment due on the first day of the month (the "Due Date").

         The weighted average remaining term to maturity of the Mortgage Loans is approximately 349 months as of the Subsequent Cut-off Date. None of the Mortgage Loans had a first Due Date prior to November 1, 1998 or after

April 1, 2001 or will have a remaining term to maturity of less than 153 months or greater than 360 months as of the Subsequent Cut-off Date. The latest maturity date of any Mortgage Loan is March 1, 2031.

         The average Principal Balance of the Mortgage Loans at origination was approximately $308,220.37. The average Principal Balance of the Mortgage Loans as of the Subsequent Cut-off Date was approximately $308,050.49.
No Mortgage Loan had a Principal Balance as of the Subsequent Cut-off Date of greater than $949,512.64 or less than $30,989.88.

         The Mortgage Loans had Mortgage Rates as of the Subsequent Cut-off Date of not less than 7.530% per annum and not more than 14.500% per annum and the weighted average Mortgage Rate was approximately 10.354% per annum. As of the Subsequent Cut-off Date, the Adjustable-Rate Mortgage Loans had Gross Margins ranging from 2.950% to 8.550%, Minimum Mortgage Rates ranging from 7.700% per annum to 14.500% per annum and Maximum Mortgage Rates ranging from 13.700% per annum to 20.500% per annum. As of the Subsequent Cut-off Date, the Adjustable-Rate Mortgage Loans had a weighted average Gross Margin of approximately 5.484%, a weighted average Minimum Mortgage Rate of approximately 10.342% per annum and a weighted average Maximum Mortgage Rate of approximately 16.348% per annum. The latest next Adjustment Date following the Subsequent Cut-off Date on any Adjustable-Rate Mortgage Loan occurs in January 1, 2004, and the weighted average next Adjustment Date for the Adjustable-Rate Mortgage Loans following the Subsequent Cut-off Date is 21.17 months.

         The Mortgage Loans are expected to have the following characteristics as of the Subsequent Cut-off Date (the sum in any column may not equal the total indicated due to rounding):

                       SUBSEQUENT CUT-OFF DATE PRINCIPAL BALANCES OF THE MORTGAGE LOANS (1)


                                                                                                          % OF AGGREGATE
                                                                    PRINCIPAL BALANCE                     PRINCIPAL BALANCE
                                                                    OUTSTANDING AS OF                     OUTSTANDING AS OF
                                                  NUMBER          THE SUBSEQUENT CUT OFF              THE SUBSEQUENT CUT OFF
     PRINCIPAL BALANCE ($)                   OF MORTGAGE LOANS             DATE                                  DATE
     ---------------------                   -----------------             ----                                  ----
      1   -    50,000                               13              $     548,920.08                             0.42%
 50,001   -   100,000                               27              $   2,027,762.47                             1.56%
100,001   -   150,000                               22              $   2,948,916.63                             2.27%
150,001   -   200,000                               14              $   2,413,983.80                             1.86%
200,001   -   250,000                                5              $   1,160,255.60                             0.89%
250,001   -   300,000                              110              $  31,666,082.69                            24.36%
300,001   -   350,000                              129              $  42,394,648.05                            32.61%
350,001   -   400,000                               43              $  16,262,864.86                            12.51%
400,001   -   450,000                               15              $   6,434,653.58                             4.95%
450,001   -   500,000                               25              $  12,141,564.59                             9.34%
500,001   -   550,000                                5              $   2,600,767.04                             2.00%
550,001   -   600,000                                5              $   2,900,804.39                             2.23%
600,001   -   650,000                                2              $   1,270,903.71                             0.98%
650,001   -   700,000                                4              $   2,729,498.93                             2.10%
750,001   -   800,000                                2              $   1,546,166.96                             1.19%
900,001   -   950,000                                1              $     949,512.64                             0.73%
                                                   ---              ----------------                           ------
                  Total........                    422              $ 129,997,306.02                           100.00%
                                                   ===              ================                           ======


(1) THE AVERAGE SUBSEQUENT CUT-OFF DATE PRINCIPAL BALANCE OF THE MORTGAGE LOANS WAS APPROXIMATELY $308,050.49.


                      CREDIT SCORES FOR THE MORTGAGE LOANS


                                                                                                          % OF AGGREGATE
                                                                    PRINCIPAL BALANCE                     PRINCIPAL BALANCE
                                                                    OUTSTANDING AS OF                     OUTSTANDING AS OF
                                                  NUMBER          THE SUBSEQUENT CUT OFF              THE SUBSEQUENT CUT OFF
     CREDIT SCORE                            OF MORTGAGE LOANS             DATE                                  DATE
     ------------                            -----------------             ----                                  ----
Unknown Scores                                      14               $   3,799,376.34                           2.92%
350 to 400                                           1               $      79,464.24                           0.06%
451 to 500                                           7               $     571,773.27                           0.44%
501 to 550                                         106               $  31,160,258.30                          23.97%
551 to 600                                         144               $  42,881,700.25                          32.99%
601 to 650                                         111               $  38,543,231.42                          29.65%
651 to 700                                          30               $   9,591,169.16                           7.38%
701 to 750                                           8               $   3,000,333.04                           2.31%
751 to 800                                           1               $     370,000.00                           0.28%
                                                   ---               ----------------                         ------
      Total...................                     422               $ 129,997,306.02                         100.00%
                                                   ===               ================                         ======

                      CREDIT GRADES FOR THE MORTGAGE LOANS



                                                                                                          % OF AGGREGATE
                                                                    PRINCIPAL BALANCE                     PRINCIPAL BALANCE
                                                                    OUTSTANDING AS OF                     OUTSTANDING AS OF
                                                  NUMBER          THE SUBSEQUENT CUT OFF              THE SUBSEQUENT CUT OFF
     CREDIT GRADE                            OF MORTGAGE LOANS             DATE                                  DATE
     ------------                            -----------------             ----                                  ----
AA+                                                  6               $   2,172,609.34                           1.67%
AA                                                 207               $  70,375,653.77                          54.14%
A                                                   94               $  31,003,287.46                          23.85%
B                                                   88               $  22,036,492.60                          16.95%
C                                                   16               $   2,445,251.60                           1.88%
CC                                                  11               $   1,964,011.25                           1.51%
                                                   ---               ----------------                         ------
      Total...................                     422               $ 129,997,306.02                         100.00%
                                                   ===               ================                         ======



               ORIGINAL TERMS TO MATURITY OF THE MORTGAGE LOANS(1)


                                                                                                          % OF AGGREGATE
                                                                    PRINCIPAL BALANCE                     PRINCIPAL BALANCE
                                                                    OUTSTANDING AS OF                     OUTSTANDING AS OF
                                                  NUMBER          THE SUBSEQUENT CUT OFF              THE SUBSEQUENT CUT OFF
     ORIGINAL TERM (MONTHS)                  OF MORTGAGE LOANS             DATE                                  DATE
     ----------------------                  -----------------             ----                                  ----
       180                                          35               $   6,736,562.75                          5.18%
       240                                           2               $     323,088.32                          0.25%
       360                                         385               $ 122,937,654.95                         94.57%
                                                   ---               ----------------                        ------
     Total....................                     422               $ 129,997,306.02                        100.00%
                                                   ===               ================                        ======

--------------------
(1) THE WEIGHTED AVERAGE ORIGINAL TERM TO MATURITY OF THE MORTGAGE LOANS WAS APPROXIMATELY 350.37 MONTHS.

              REMAINING TERMS TO MATURITY OF THE MORTGAGE LOANS(1)


                                                                                                          % OF AGGREGATE
                                                                    PRINCIPAL BALANCE                     PRINCIPAL BALANCE
                                                                    OUTSTANDING AS OF                     OUTSTANDING AS OF
                                                  NUMBER          THE SUBSEQUENT CUT OFF              THE SUBSEQUENT CUT OFF
     REMAINING TERM (MONTHS)                 OF MORTGAGE LOANS             DATE                                  DATE
     -----------------------                 -----------------             ----                                  ----
           150-155                                   1               $      51,420.95                           0.4%
           165-170                                   2                     146,626.70                          0.11%
           176-180                                  32                   6,538,515.10                          5.03%
           236-240                                   2                     323,088.32                          0.25%
           335-340                                   1                      71,925.37                          0.06%
           341-345                                   2                     173,945.66                          0.13%
           346-350                                   4                     282,012.52                          0.22%
           351-355                                   4                   1,585,458.61                          1.22%
           356-360                                 374                 120,824,312.79                         92.94%
                                                   ---               ----------------                        ------
        Total.................                     422               $ 129,997,306.02                        100.00%
                                                   ===               ================                        ======

--------------------
(1) THE WEIGHTED AVERAGE REMAINING TERM TO MATURITY OF THE MORTGAGE LOANS WAS APPROXIMATELY 349.12 MONTHS.




                      PROPERTY TYPES OF THE MORTGAGE LOANS


                                                                                                          % OF AGGREGATE
                                                                    PRINCIPAL BALANCE                     PRINCIPAL BALANCE
                                                                    OUTSTANDING AS OF                     OUTSTANDING AS OF
                                                  NUMBER          THE SUBSEQUENT CUT OFF              THE SUBSEQUENT CUT OFF
     PROPERTY TYPE                           OF MORTGAGE LOANS             DATE                                  DATE
     -------------                           -----------------             ----                                  ----
Single Family - Detached                           332               $ 100,896,414.18                         77.61%
PUD - Detached                                      54                  19,293,580.79                         14.84%
Condominium - Low-Rise                              10                   3,250,546.49                          2.50%
Single Family - Attached                             7                   1,731,955.48                          1.33%
PUD - Attached                                       5                   1,571,841.76                          1.21%
2-4 Units - Detached                                 6                   1,537,207.68                          1.18%
2-4 Units - Attached                                 2                     986,082.72                          0.76%
Manufactured Housing                                 5                     387,789.14                          0.30%
Condominium - High-Rise                              1                     341,887.78                          0.26%
                                                   ---               ----------------                        ------
     Total....................                     422               $ 129,997,306.02                        100.00%
                                                   ===               ================                        ======

--------------------
(1)  PUD REFERS TO A HOME OR "UNIT" IN A PLANNED UNIT DEVELOPMENT.

                    OCCUPANCY STATUS OF THE MORTGAGE LOANS(1)


                                                                                                          % OF AGGREGATE
                                                                    PRINCIPAL BALANCE                     PRINCIPAL BALANCE
                                                                    OUTSTANDING AS OF                     OUTSTANDING AS OF
                                                  NUMBER          THE SUBSEQUENT CUT OFF              THE SUBSEQUENT CUT OFF
     OCCUPANCY STATUS                        OF MORTGAGE LOANS             DATE                                  DATE
     ----------------                        -----------------             ----                                  ----
Primary                                            402               $ 123,289,401.39                         94.84%
Second Home                                         10                   3,562,333.03                          2.74%
Non-owner                                           10                   3,145,571.60                          2.42%
                                                   ---               ----------------                        ------
     Total....................                     422               $ 129,997,306.02                        100.00%
                                                   ===               ================                        ======

--------------------
(1)  Occupancy as represented by the mortgagor at the time of origination.


                          PURPOSE OF THE MORTGAGE LOANS


                                                                                                          % OF AGGREGATE
                                                                    PRINCIPAL BALANCE                     PRINCIPAL BALANCE
                                                                    OUTSTANDING AS OF                     OUTSTANDING AS OF
                                                  NUMBER          THE SUBSEQUENT CUT OFF              THE SUBSEQUENT CUT OFF
     PURPOSE                                 OF MORTGAGE LOANS             DATE                                  DATE
     -------                                 -----------------             ----                                  ----
Cash Out Refinance                                 236               $  71,812,805.25                         55.24%
Purchase                                           145                  46,665,376.16                         35.90%
Rate/Term Refinance                                 41                  11,519,124.61                          8.86%
                                                   ---               ----------------                        ------
     Total....................                     422               $ 129,997,306.02                        100.00%
                                                   ===               ================                        ======

                           ORIGINAL LOAN-TO-VALUE RATIOS OF THE MORTGAGE LOANS(1)(2)(3)


                                                                                                          % OF AGGREGATE
                                                                    PRINCIPAL BALANCE                     PRINCIPAL BALANCE
                                                                    OUTSTANDING AS OF                     OUTSTANDING AS OF
   ORIGINAL LOAN-TO-VALUE                         NUMBER          THE SUBSEQUENT CUT OFF              THE SUBSEQUENT CUT OFF
           RATIO (%)                         OF MORTGAGE LOANS             DATE                                  DATE
           ---------                         -----------------             ----                                  ----
        35.01 - 40.00                                2               $     999,557.05                           0.77%
        40.01 - 45.00                                1                      34,982.19                           0.03%
        45.01 - 50.00                                3                     969,252.59                           0.75%
        50.01 - 55.00                                9                   3,042,628.65                           2.34%
        55.01 - 60.00                               13                   4,948,400.75                           3.81%
        60.01 - 65.00                               27                   7,462,562.82                           5.74%
        65.01 - 70.00                               33                  10,865,272.11                           8.36%
        70.01 - 75.00                               62                  18,674,833.04                          14.37%
        75.01 - 80.00                              175                  53,205,803.20                          40.93%
        80.01 - 85.00                               23                   6,682,234.77                           5.14%
        85.01 - 90.00                               48                  14,743,719.67                          11.34%
        90.01 - 95.00                               26                   8,368,059.18                           6.44%
                                                   ---               ----------------                         ------
                Total.........                     422               $ 129,997,306.02                         100.00%
                                                   ===               ================                         ======

------------------
(1) THE WEIGHTED AVERAGE ORIGINAL LOAN-TO-VALUE RATIO OF THE MORTGAGE LOANS AS OF THE SUBSEQUENT CUT-OFF DATE WAS APPROXIMATELY 77.41%.
(2) FOR A DESCRIPTION OF THE DETERMINATION OF LOAN-TO-VALUE RATIO BY THE MASTER SERVICER SEE "OPTION ONE MORTGAGE CORPORATION--UNDERWRITING STANDARDS" HEREIN.
(3) REFERENCES TO LOAN-TO-VALUE RATIOS ARE REFERENCES TO COMBINED LOAN-TO-VALUE RATIOS WITH RESPECT TO SECOND LIEN MORTGAGE LOANS.

             GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES(1)


                                                                                                          % OF AGGREGATE
                                                                    PRINCIPAL BALANCE                     PRINCIPAL BALANCE
                                                                    OUTSTANDING AS OF                     OUTSTANDING AS OF
                                                  NUMBER          THE SUBSEQUENT CUT OFF              THE SUBSEQUENT CUT OFF
     LOCATION                                OF MORTGAGE LOANS             DATE                                  DATE
     --------                                -----------------             ----                                  ----
ARIZONA.......................                       3                $    731,292.94                          0.56%
CALIFORNIA....................                     156                  51,283,581.27                         39.45%
COLORADO......................                       7                   1,985,897.35                          1.53%
CONNECTICUT...................                       8                   2,409,908.36                          1.85%
DISTRICT OF COLUMBIA..........                       2                     589,487.83                          0.45%
FLORIDA.......................                      19                   6,196,398.38                          4.77%
GEORGIA.......................                       6                   1,538,914.26                          1.18%
ILLINOIS......................                      15                   3,992,379.69                          3.07%
INDIANA.......................                       3                     424,681.83                          0.33%
KENTUCKY......................                       2                     189,035.16                          0.15%
LOUISIANA.....................                       2                     399,084.81                          0.31%
MAINE.........................                       1                     324,855.92                          0.25%
MARYLAND......................                      10                   3,506,830.35                          2.70%
MASSACHUSETTS.................                      31                   8,287,009.30                          6.37%
MICHIGAN......................                      12                   2,255,387.79                          1.73%
MINNESOTA.....................                       1                     399,776.92                          0.31%
MISSISSIPPI...................                       1                      83,945.31                          0.06%
MISSOURI......................                       1                     397,858.08                          0.31%
NEVADA........................                       4                   1,640,705.09                          1.26%
NEW HAMPSHIRE.................                       2                     640,844.54                          0.49%
NEW JERSEY....................                      24                   8,742,736.55                          6.73%
NEW MEXICO....................                       2                      82,193.05                          0.06%
NEW YORK......................                      34                  10,543,416.43                          8.11%
NORTH CAROLINA................                       1                     289,495.61                          0.22%
OHIO..........................                      10                   1,943,892.15                          1.50%
OREGON........................                       2                     629,731.24                          0.48%
PENNSYLVANIA..................                      12                   3,095,715.30                          2.38%
RHODE ISLAND..................                       2                     447,031.40                          0.34%
SOUTH CAROLINA................                       1                      71,925.37                          0.06%
TENNESSEE.....................                       2                     561,066.48                          0.43%
TEXAS.........................                      20                   8,081,101.67                         6.22 %
VIRGINIA......................                      13                   4,078,466.97                          3.14%
WASHINGTON....................                      11                   3,768,935.18                          2.90%
WISCONSIN.....................                       2                     383,723.44                          0.30%
                                                   ---                ---------------                        ------
Total.........................                     422                $129,997,306.02                        100.00%
                                                   ===                ===============                        ======

-------------------
(1) THE GREATEST ZIP CODE GEOGRAPHIC CONCENTRATION OF MORTGAGE LOANS WAS APPROXIMATELY 0.77% IN THE 93065 ZIP CODE.

                  DOCUMENTATION LEVEL OF THE MORTGAGE LOANS(1)


                                                                                                          % OF AGGREGATE
                                                                    PRINCIPAL BALANCE                     PRINCIPAL BALANCE
                                                                    OUTSTANDING AS OF                     OUTSTANDING AS OF
                                                  NUMBER          THE SUBSEQUENT CUT OFF              THE SUBSEQUENT CUT OFF
     DOCUMENTATION LEVEL                     OF MORTGAGE LOANS             DATE                                  DATE
     -------------------                     -----------------             ----                                  ----
Full Documentation.....................                    252            $ 77,842,426.67                     59.88%
Lite Documentation.....................                      5               1,575,555.94                      1.21%
Stated Income Documentation............                    165              50,579,323.41                     38.91%
                                                           ---            ---------------                    ------
     Total.............................                    422            $129,997,306.02                    100.00%
                                                           ===            ===============                    ======

--------------------
(1) For a description of each Documentation Level, see "Option One Mortgage Corporation--Underwriting Standards" herein.



                     MORTGAGE RATES OF THE MORTGAGE LOANS(1)


                                                                                                          % OF AGGREGATE
                                                                    PRINCIPAL BALANCE                     PRINCIPAL BALANCE
                                                                    OUTSTANDING AS OF                     OUTSTANDING AS OF
    CURRENT MORTGAGE RATE                          NUMBER          THE SUBSEQUENT CUT OFF              THE SUBSEQUENT CUT OFF
             (%)                             OF MORTGAGE LOANS             DATE                                  DATE
    ---------------------                    -----------------             ----                                  ----
     7.001 - 8.000                                   6               $   2,444,623.32                          1.88%
     8.001 - 9.000                                  52                  18,186,046.51                         13.99%
     9.001 - 10.000                                108                  37,382.814.75                         28.76%
     10.001 - 11.000                               127                  39,984,017.53                         30.76%
     11.001 - 12.000                                74                  18,981,690.49                         14.60%
     12.001 - 13.000                                46                  11,857,522.36                          9.12%
     13.001 - 14.000                                 6                     961,418.41                          0.74%
     14.001 - 15.000                                 3                     199,172.65                          0.15%
                                                   ---               ----------------                        ------
     Total....................                     422               $ 129,997,306.02                        100.00%
                                                   ===               ================                        ======

------------------
(1) The weighted average Mortgage Rate of the Mortgage Loans as of the Subsequent Cut-off Date was approximately 10.354% per annum.

                          MAXIMUM MORTGAGE RATES OF THE ADJUSTABLE-RATE MORTGAGE LOANS(1)


                                                                                                          % OF AGGREGATE
                                                                    PRINCIPAL BALANCE                     PRINCIPAL BALANCE
                                                                    OUTSTANDING AS OF                     OUTSTANDING AS OF
   MAXIMUM MORTGAGE RATE                          NUMBER          THE SUBSEQUENT CUT OFF              THE SUBSEQUENT CUT OFF
            (%)                              OF MORTGAGE LOANS             DATE                                  DATE
   ---------------------                     -----------------             ----                                  ----
13.001 - 14.000                                      5               $   2,074,623.32                          1.80%
14.001 - 15.000                                     43                  14,940,981.43                         12.96%
15.001 - 16.000                                    100                  33,747,686.31                         29.28%
16.001 - 17.000                                    112                  36,994,961.36                         32.10%
17.001 - 18.000                                     63                  17,620,657.94                         14.98%
18.001 - 19.000                                     33                   9,214,164.03                          8.00%
19.001 - 20.000                                      5                     811,448,68                         0,.70%
20.001 - 21.000                                      3                     199,172.65                          0.17%
                                                   ---               ----------------                        ------
                  Total.......                     364               $ 115,243,695.72                        100.00%
                                                   ===               ================                        ======

------------------
(1) The weighted average Maximum Mortgage Rate of the Adjustable-Rate Mortgage Loans as of the Subsequent Cut-off Date was approximately 16.348% per annum.


                          MINIMUM MORTGAGE RATES OF THE ADJUSTABLE-RATE MORTGAGE LOANS(1)


                                                                                                          % OF AGGREGATE
                                                                    PRINCIPAL BALANCE                     PRINCIPAL BALANCE
                                                                    OUTSTANDING AS OF                     OUTSTANDING AS OF
     MINIMUM MORTGAGE RATE                        NUMBER          THE SUBSEQUENT CUT OFF              THE SUBSEQUENT CUT OFF
              (%)                            OF MORTGAGE LOANS             DATE                                  DATE
     ---------------------                   -----------------             ----                                  ----
7.001 - 8.000                                        5               $   2,074,623.32                          1.80%
8.001 - 9.000                                       43                  14,940.981.43                         12.96%
9.001 - 10.000                                     101                  34,444,518.88                         29.89%
10.001 - 11.000                                    111                  36,298,128.79                         31.50%
11.001 - 12.000                                     63                  17,260,657.94                         14.98%
12.001 - 13.000                                     33                   9,214,164.03                          8.00%
13.001 - 14.000                                      5                     811,448.68                          0.70%
14.001 - 15.000                                      3                     199,172.65                          0.17%
                                                   ---               ----------------                        ------
         Total................                     364               $ 115,243,695.72                        100.00%
                                                   ===               ================                        ======

--------------------
(1) The weighted average Minimum Mortgage Rate of the Adjustable-Rate Mortgage Loans as of the Subsequent Cut-off Date was approximately1 10.342% per annum.

             GROSS MARGINS OF THE ADJUSTABLE-RATE MORTGAGE LOANS(1)


                                                                                                          % OF AGGREGATE
                                                                    PRINCIPAL BALANCE                     PRINCIPAL BALANCE
                                                                    OUTSTANDING AS OF                     OUTSTANDING AS OF
                                                  NUMBER          THE SUBSEQUENT CUT OFF              THE SUBSEQUENT CUT OFF
     GROSS MARGINS(%)                        OF MORTGAGE LOANS             DATE                                  DATE
     ----------------                        -----------------             ----                                  ----
        2.850 - 3.000                                1               $     309,785.58                          0.27%
        3.001 - 4.000                               14                   6,410,869.79                          5.56%
        4.001 - 5.000                               90                  30,202,831.80                         26.21%
        5.001 - 6.000                              148                  47,587,886.29                         41.29%
        6.001 - 7.000                               78                  21,456,547.50                         18.62%
        7.001 - 8.000                               31                   8,705,186.25                          7.55%
        8.001 - 9.000                                2                     570,588.51                          0.50%
                                                   ---               ----------------                        ------
                     Total ...                     364               $ 115,243,695.72                        100.00%
                                                   ===               ================                        ======

------------------
(1) The weighted average Gross Margin of the Adjustable-Rate Mortgage Loans as of the Subsequent Cut-off Date was approximately 5.484% per annum.


                            NEXT ADJUSTMENT DATE FOR THE ADJUSTABLE-RATE MORTGAGE LOANS


                                                                                                          % OF AGGREGATE
                                                                    PRINCIPAL BALANCE                     PRINCIPAL BALANCE
                                                                    OUTSTANDING AS OF                     OUTSTANDING AS OF
                                                  NUMBER          THE SUBSEQUENT CUT OFF              THE SUBSEQUENT CUT OFF
     NEXT ADJUSTMENT DATE                    OF MORTGAGE LOANS             DATE                                  DATE
     --------------------                    -----------------             ----                                  ----
June 1, 2001..................                       1               $     349,834.97                          0.30%
July 1, 2001..................                       1                      71,925.37                          0.06%
October 1, 2001...............                       1                     120,916.35                          0.10%
November 1, 2001..............                       1                      61,477.14                          0.05%
December 1,  2001.............                       1                      89,995.04                          0.08%
December 15,  2001............                       1                      87,583.04                          0.08%
February 1, 2002                                     1                      42,957.30                          0.04%
August 1, 2002................                       3                   1,159,896.24                          1.01%
September 1, 2002.............                       2                     687,355.99                          0.60%
October 1, 2002...............                       7                   2,373,411.18                          2.06%
November 1, 2002..............                      97                  26,303,817.42                         22.82%
December 1,  2002                                  145                  48,410,136.36                         42.01%
January 1,  2003..............                      92                  31,855,490.89                         27.64%
February 1, 2003                                     1                     228,000.00                          0.20%
May 1,  2003..................                       1                     425,562.37                          0.37%
November 1, 2003..............                       2                     555,500.16                          0.48%
December 1, 2003..............                       6                   2,315,873.39                          2.01%
January 1, 2004                                      1                     103,962.51                          0.09%
                                                   ---               ----------------                        ------
Total.........................                     364               $ 115,243,695.72                        100.00%
                                                   ===               ================                        ======

                            PERIODIC RATE CAPS OF THE ADJUSTABLE-RATE MORTGAGE LOANS(1)


                                                                                                          % OF AGGREGATE
                                                                    PRINCIPAL BALANCE                     PRINCIPAL BALANCE
                                                                    OUTSTANDING AS OF                     OUTSTANDING AS OF
                                                  NUMBER          THE SUBSEQUENT CUT OFF              THE SUBSEQUENT CUT OFF
     PERIODIC RATE CAP(%)                    OF MORTGAGE LOANS             DATE                                  DATE
     --------------------                    -----------------             ----                                  ----
           1.00%                                     1               $     349,834.97                          0.30%
           3.00%                                   363                 114,893,860.75                         99.70%
                                                   ---               ----------------                        ------
           Total..............                     364               $ 115,243,695.72                        100.00%
                                                   ===               ================                        ======

------------------
(1)  Relates solely to rate adjustments.


                      SUBSEQUENT PERIODIC RATE CAPS OF THE ADJUSTABLE-RATE MORTGAGE LOANS(1)


                                                                                                          % OF AGGREGATE
                                                                    PRINCIPAL BALANCE                     PRINCIPAL BALANCE
                                                                    OUTSTANDING AS OF                     OUTSTANDING AS OF
                                                  NUMBER          THE SUBSEQUENT CUT OFF              THE SUBSEQUENT CUT OFF
     PERIODIC RATE CAP(%)                    OF MORTGAGE LOANS             DATE                                  DATE
     --------------------                    -----------------             ----                                  ----
                  1.00%                            364               $ 115,243,695.72                        100.00%
                                                   ---               ----------------                        ------
              Total...........                     364               $ 115,243,695.72                        100.00%
                                                   ===               ================                        ======

------------------
(1)  Relates to all rate adjustments subsequent to rate adjustments.